UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 29,2020

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street - Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2020, Apogee Enterprises, Inc. (the “Company”) announced that Nisheet Gupta will join the Company as Executive Vice President and Chief Financial Officer on June 15, 2020 succeeding James Porter, who announced his planned retirement in December 2020. Mr. Porter will remain with the Company through a short transition period.

Mr. Gupta joins the Company from Land O’ Lakes, Inc., a leading agribusiness and food company, where he served as Vice President, Global Finance Operations since 2017. Prior to joining Land O’ Lakes, Mr. Gupta worked at Diebold Nixdorf, as Vice President, Finance, Global Transformation from 2016 to 2017, Vice President, Finance and Chief Financial Officer, International from 2014 to 2016 and in various roles of increasing responsibility in Diebold Nixdorf’s financial organization, from 2011 to 2014. Earlier in his career, Mr. Gupta served in numerous finance leadership roles with leading global companies including FirstData (now FISERV), Novartis, FedEx and Ernst & Young. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Company also announced the planned retirement of Patricia Beithon, who has served as General Counsel and Secretary of the Company since 1999, and has named Meghan Elliott as Vice President, General Counsel and Secretary, effective as of June 1, 2020. Ms. Beithon will remain with the Company until October 2020 for transition purposes.

Ms. Elliott joined the Company in 2014 as Assistant General Counsel of the Company and General Counsel of Viracon, Inc., the Company’s largest subsidiary. Prior to joining the Company, Ms. Elliott was a partner at the law firm of Lindquist & Vennum (now known as Ballard Spahr), where she served for 12 years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press release dated May 29, 2020

104	Cover Page interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Meghan M. Elliott
Meghan M. Elliott
Vice President, General Counsel and Secretary

Date: June 1, 2020